                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2007
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                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

          New York                  0-3319               13-1784308
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(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

            11550 West King Street, Franklin Park, IL           60131
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            (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 18, 2007, the registrant entered into an amendment ("Amendment
No. 5") to that certain loan and security agreement by and among the registrant,
RFI Corporation, Del Medical Imaging Corp. (collectively, the "Borrowers") and
North Fork Business Capital Corporation (the "Lender") dated as of August 1,
2005 (the "Loan and Security Agreement"). A copy of Amendment No. 5 to the Loan and Security Agreement is attached hereto as Exhibit 99.02 and incorporated herein by reference. The following summary of Amendment No. 5 to the Loan and
Security Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement. The terms of the Loan and Security Agreement were amended to permit a dividend distribution of common stock purchase rights pursuant to a stockholders rights plan and the issuance of shares of common stock upon the exercise of any such common stock purchase rights.

      On January 22, 2007, Del Global Technologies Corp. (the "Company") entered into a stockholders rights plan (the "Rights Plan"). The Rights Plan provides for a dividend distribution of one Common Stock purchase right (a "Right") for each outstanding share of the Company's Common Stock, par value $0.10 (the
"Common Stock"). The dividend is payable on February 2, 2007 to the Company's stockholders of record at the close of business on that date (the "Record
Date"). The terms of the Rights and the Rights Plan are set forth in a Rights
Agreement, dated as of January 22, 2007, by and between Del Global Technologies
Corp. and Mellon Investor Services LLC, as Rights Agent.

      The Company's Board of Directors adopted the Rights Plan to protect stockholder value by protecting the Company's ability to realize the benefits of its net operating loss carryforwards ("NOLs") and capital loss carryforwards.
The Company has experienced substantial operating and capital losses in previous years. Under the Internal Revenue Code and rules promulgated by the Internal
Revenue Service, the Company may "carry forward" these losses in certain circumstances to offset current and future earnings and thus reduce its federal income tax liability, subject to certain requirements and restrictions. Assuming that the Company has future earnings, the Company may be able to realize the benefits of NOLs and capital loss carryforwards. These NOLs and capital loss carryforwards constitute a substantial asset to the Company. If the Company experiences an "Ownership Change," as defined in Section 382 of the Internal
Revenue Code, its ability to use the NOLs and capital loss carryforwards could be substantially limited or lost altogether.

      In general terms, the Rights Plan imposes a significant penalty upon any person or group that acquires 5% or more of the Company's outstanding Common
Stock without the prior approval of its Board of Directors. Stockholders that own 5% or more of the Company's outstanding Common Stock as of the close of business on the Record Date may acquire up to an additional 1% of the Company's outstanding Common Stock without penalty so long as they maintain their ownership above the 5% level (such increase subject to downward adjustment by the Company's Board of Directors if it determines that such increase will endanger the availability of the Company's NOLs and/or its capital loss carryforwards). In addition, the Company's Board of Directors may exempt any person or group that owns 5% or more of the Company's outstanding Common Stock if the Board of Directors determines that the person or group's ownership will not endanger the availability of the Company's NOLs and/or its capital loss carryforwards. A person or group that acquires a percentage of the Company's
Common Stock in excess of the applicable threshold is called an "Acquiring
Person." Any Rights held by an Acquiring Person are void and may not be exercised. Common stock acquired in a rights offering shall not alone cause a person to become an "Acquiring Person."

      The Company's Board of Directors authorized the issuance of one Right per each share of the Company's Common Stock outstanding on the Record Date. If the
Rights become exercisable, each Right would allow its holder to purchase from the Company one share of the Company's Common Stock for a purchase price of
$25.00 (the "Purchase Price"). Prior to exercise, a Right does not give its holder any dividend, voting or liquidation rights.

      The Rights will not be exercisable until the earlier of: (i) 10 days after a public announcement by the Company that a person or group has become an
Acquiring Person; and (ii) 10 business days (or a later date determined by the
Company's Board or Directors) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an Acquiring Person.

      The date that the Rights become exercisable is known as the "Distribution
Date." Until the Distribution Date, the Company's Common Stock certificates will also evidence the Rights and will contain a notation to that effect. Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the
Rights will separate from the Common Stock and be evidenced by Rights certificates, which the Company will mail to all holders of Rights that have not become void.

      FLIP-IN EVENT. After the Distribution Date, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the Purchase
Price to purchase shares of the Company's Common Stock (or other securities or assets as determined by the Company's Board of Directors) with a market value of two times the Purchase Price (a "Flip-In Event").

      FLIP-OVER EVENT. After the Distribution Date, if a Flip-In Event has
already occurred and the Company is acquired in a merger or similar transaction, all holders of Rights except the Acquiring Person may exercise their Rights upon payment of the Purchase Price, to purchase shares of the acquiring corporation with a market value of two times the Purchase Price of the Rights (a "Flip-Over
Event").

      The Rights will expire on February 2, 2017 unless earlier redeemed or exchanged.

      The Company's Board of Directors may redeem all (but not less than all) of the Rights for a redemption price of $0.01 per Right at any time before the later of the Distribution Date and the date of the first public announcement or disclosure by the Company that a person or group has become an Acquiring Person.
Once the Rights are redeemed, the right to exercise Rights will terminate, and the only right of the holders of Rights will be to receive the redemption price.
The redemption price will be adjusted if the Company declares a stock split or issues a stock dividend on its Common Stock.

      After the later of the Distribution Date and the date of the first public announcement by the Company that a person or group has become an Acquiring
Person, but before an Acquiring Person owns 50% or more of the Company's outstanding Common Stock, the Company's Board of Directors may exchange each
Right (other than Rights that have become void) for one share of Common Stock or an equivalent security.

      The Company's Board of Directors may adjust the Purchase Price of the
Rights, the number of shares of Common Shares issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Common Stock. No adjustments to the Purchase Price of less than 1% will be made.

      Before the time the Rights cease to be redeemable, the Company's Board of
Directors may amend or supplement the Rights Plan without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.10 per Right. At any time thereafter, the Company's Board of
Directors may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any Rights holder and do not result in the
Rights again becoming redeemable.

      The description of the Rights Plan is qualified in its entirety by reference to the Rights Plan (including as Exhibit A the Form of Right
Certificate and as Exhibit B the Summary of Rights to Purchase Common Stock), a
copy of which is attached as Exhibit 4.1 to this Current Report and incorporated herein by reference. The Company's press release dated January 22, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      See description set forth under "Item 1.01. Entry into a Material
Definitive Agreement," of this Current Report on Form 8-K which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      4.1   Rights Agreement, dated as of January 22, 2007, by and between Del
            Global Technologies Corp. and Mellon Investor Services LLC, as
            rights agent (including as Exhibit A the Form of Right Certificate and as Exhibit B the Summary of Rights to Purchase Common Stock).

      99.1  Press release, dated January 22, 2007 announcing the Rights
            Agreement.

      99.2  Amendment No. 5 dated as of January 18, 2007 to the Loan and
            Security Agreement by and among the registrant, RFI Corporation, Del
            Medical Imaging Corp. and North Fork Business Capital Corporation,
            dated as of August 1, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DEL GLOBAL TECHNOLOGIES CORP.
                                             (Registrant)

Date: January 22, 2007
                                    By: /s/ Mark A. Zorko
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                                    Name: Mark A. Zorko
                                    Title: Chief Financial Officer and Secretary